LONG-TERM NOTES AND LOANS PAYABLE, NET	12 Months Ended
Dec. 31, 2024
Debt Disclosure [Abstract]
LONG-TERM NOTES AND LOANS PAYABLE, NET

NOTE 11. LONG-TERM NOTES AND LOANS PAYABLE, NET
The following table represents the Company’s Long-term notes and loans payable, net balances as of December 31, 2024 and December 31, 2023:

($ in thousands)	December 31, 2024	December 31, 2023
Senior Loan	$360,000	$400,000
Mortgage Loans	19,787	20,160
Short-term borrowings and interest payable	9,325	9,813
Financing liability	93,689	95,698
Total borrowings and interest payable	$482,801	$525,671
Less: Unamortized debt issuance costs	(10,117)	(16,141)
Less: Short-term borrowings and interest payable	(9,325)	(9,813)
Less: Current portion of financing liability	(2,609)	(2,004)
Total Long-term notes and loans payable, net	$460,750	$497,713

(a)Senior Loan
On August 12, 2021, the Company closed on an agreement for a senior secured term loan with an undiscounted principal balance of $400.0 million (as amended, the “Senior Loan”) and an original issue discount of $13.0 million. A portion of proceeds from the Senior Loan were used to retire the then existing term loan, with the remainder to fund capital expenditures and pursue other targeted growth initiatives within the U.S. cannabis sector.
The Senior Loan accrues interest at a rate of 9.5% per annum, payable in cash semi-annually and has a stated maturity of August 12, 2026. The Company’s effective interest rate for the Senior Loan is 11.0%. Upon inception of the Senior Loan, the Company capitalized $10.9 million of deferred financing fees related to the Senior Loan, of which $7.0 million is payable upon principal repayment of the Senior Loan and thus, is reflected within Other long-term liabilities on the Consolidated Balance Sheets.
The Senior Loan is secured by a guarantee from substantially all material subsidiaries of the Company, as well as by a security interest in certain assets of the Company and such material subsidiaries. The Senior Loan contains negative covenants which restrict the actions of the Company and its subsidiaries during the term of the loan, including restrictions on paying dividends, making investments and incurring additional indebtedness. The Company is also subject to compliance with affirmative covenants, some of which may require management to exercise judgment. In addition, the Company is required to maintain a minimum cash balance of $50.0 million.
On September 22, 2023, the Company amended the Senior Loan pursuant to which certain terms of the original Senior Loan were modified and consent was provided for the Company to enter into the Mortgage Loans further discussed below.
On August 29, 2024, the Company entered into a second amendment the Senior Secured Term Loan Agreement (the “Amended Loan Agreement”). Pursuant to the terms of the Amended Loan Agreement, the Company may from time-to-time purchase by assignment all or a portion of the lender’s loans, plus applicable accrued and unpaid interest, on the terms and conditions set forth in the Amended Loan Agreement.

On October 25, 2024, the Company repurchased $40.0 million principal amount of the Senior Loan and paid $0.3 million of accrued interest. There were no prepayment penalties or exit fees due on this repurchase. The purpose of this transaction was to reduce the Senior Loan balance and annual cash interest cost at an amount less than what would have been due at maturity. As a result of the repurchase, the Company recognized a $1.0 million loss on debt extinguishment recorded in Other (expense) income, net on the Consolidated Statements of Operations for the year ended December 31, 2024.

The Company may prepay in whole, or in part, the Senior Loan at any time prior to the stated maturity date, subject to certain conditions. Any prepayment of the outstanding principal amount must also include all accrued and unpaid interest and fees. Interest expense is discussed in Note 19 “Interest Expense, Net.” No additional prepayment premium is payable in connection with the Amended Loan Agreement.

(b)Mortgage Loans
On September 26, 2023, JDRC Ellenville, LLC (“Ellenville”), an indirect subsidiary of the Company, entered into loan agreements to borrow an undiscounted principal amount of $25.3 million (the “Mortgage Loans”). Borrowings under the terms of the Mortgage Loans bear an initial interest rate of 8.4% per annum, which is equal to the Federal Home Loan Bank (“FHLB”) Five Year Classic Regular Advance Rate, plus a 375-basis point spread. The Mortgage Loans have an effective interest rate of 10.2%. The Mortgage Loans are secured by real estate in Ellenville, New York and improvements thereto, and converts to a permanent term loan on the conversion date of November 1, 2028. The Mortgage Loans contains certain affirmative and negative covenants which restrict the actions of Ellenville during the term of the loan.
As of December 31, 2024 and December 31, 2023, the full commitment amount was not fully drawn, as $5.1 million of the principal balance will be advanced to Ellenville as it completes the buildout of the Ellenville cultivation center. Upon inception of the Mortgage Loans, the Company incurred $2.0 million, in deferred financing fees reflected within Long-term notes and loans payable on the Consolidated Balance Sheets. These deferred financing fees are amortized and expensed in accordance with ASC 835 Interest. See Note 19 “Interest Expense, Net.”
During the years ended December 31, 2024 and 2023, the Company capitalized interest of $1.7 million and $0.3 million, respectively, related to the loan as the build-out of the Ellenville facility is still underway. After completion, interest will be expensed as incurred.
(c)    Financing Liabilities
The Company has additional financing liabilities for which the incremental borrowing rates range from 11.3% to 17.5% with remaining terms between 5.1 and 15.5 years, consistent with the underlying lease liabilities. The interest expense associated with financing liabilities is discussed in Note 19 “Interest Expense, Net.”